Exhibit 10.11

AMENDMENT AGREEMENT

TO

SERIES C-2 PREFERRED SHARES PURCHASE AGREEMENT

THIS AMENDMENT AGREEMENT TO SERIES C-2 PREFERRED SHARES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of November 19, 2019 by and among:

1.	Genetron Holdings Limited (泛生子基因（控股）有限公司), an exempted company with limited liability organized and existing under the laws of the Cayman Islands (the “Company”);

2.	Genetron Health (Hong Kong) Company Limited (泛生子基因(香港)有限公司), a company organized and existing under the laws of Hong Kong (the “HK Co.”);

3.	Genetron (Tianjin) Co., Ltd. (天津泛生子有限公司), a wholly foreign owned enterprise organized and existing under the laws of the PRC (the “WFOE”);

4.	Genetron Health (Beijing) Co., Ltd. (北京泛生子基因科技有限公司), a limited liability company organized and existing under the laws of PRC (the “PRC Affiliate”);

5.	Each of the persons as set forth in Table A of Schedule I attached hereto (the “Founders” and each, a “Founder”);

6.	The entity as set forth in Table B of Schedule I attached hereto (the “BVI Company”); and

7.	VIVO CAPITAL FUND IX, L.P., a limited partnership organized and existing under the laws of the United States (the “Investor” or “VIVO”).

Each of the foregoing Parties is referred to herein individually as a “Party” and collectively as the “Parties”. The capitalized terms used and not defined herein shall have the same meaning as ascribed to them in the Purchase Agreement (as defined below).

RECITALS

The Parties have entered into SERIES C-2 PREFERRED SHARES PURCHASE AGREEMENT on October 1, 2019 (the “Purchase Agreement”). The Parties desire to enter into this Agreement to amend certain provisions of the Purchase Agreement.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Section 3.02 (b) of the Purchase Agreement shall be amended by deleting in its entirety and replacing it with the following:

(b) Preferred Shares. Immediately prior to the Closing, (i) a total of 47,600,000 authorized Series A-1 Preferred Shares, 44,404,500 of which are issued and outstanding; (ii) a total of 19,760,000 authorized Series A-2 Preferred Shares, 17,544,000 of which are issued and outstanding; (iii) a total of 43,363,500 authorized Series B Preferred Shares, 41,842,000 of which are issued and outstanding; (iv) a total of 60,359,500 authorized Series C Preferred Shares, all of which are issued and outstanding; (v) a total of 15,205,000 authorized Series C-2 Preferred Shares, of which none was issued and outstanding; (vi) a certain number of Series D Preferred Shares, which are the same with the number of Series D Preferred Shares immediately prior to the Series D Closing as stipulated in Series D Purchase Agreement and of which none was issued and outstanding.

2.	Section 6.06 of the Purchase Agreement shall be amended by deleting in its entirety and replacing it with the following:

Upon or immediately prior to the Closing, the Board of Directors and the shareholders of the Company shall have duly reserved 20,830,100 Ordinary Shares to be issued to the employees, officers, directors, or consultants of a Group Company in accordance with the 2019 New Share Incentive Plan.

3.	The definition of “Preferred Shares” in Annex A (Definitions) of the Purchase Agreement shall be amended by deleting in its entirety and replacing it with the following:

“Preferred Shares” shall mean the Company’s Series D Preferred Shares, the Series C-2 Preferred Shares, the Series C Preferred Shares, the Series B Preferred Shares, the Series A Preferred Shares and/or other preferred shares of the company that may be issued from time to time.

4.	The definition of “Series C-1 Preferred Share(s)” in Annex A (Definitions) of the Purchase Agreement shall be amended by deleting in its entirety and replacing it with the following:

“Series C Preferred Share(s)” shall mean the Company’s series C convertible preferred shares, par value US$0.00002 per share.

5.	The definition of “2019 New Share Incentive Plan” in Annex A (Definitions) of the Purchase Agreement shall be amended by deleting in its entirety and replacing it with the following:

“2019 New Share Incentive Plan” shall mean the management incentive plan to be adopted by the Company after the Closing, covering the grant of up to 20,830,100 Ordinary Shares (or options therefor) (as adjusted for share splits, share dividends, combinations, recapitalizations and similar events) to the employees, officers, directors, or consultants of a Group Company.

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6.

The term “Series C-1” in Schedule III (Capitalization Structure Immediately After the Closing) of the Purchase Agreement shall be amended, in each instance, by deleting in its entirety and replacing it with “Series C”.

7.

The Parties confirm that the Purchase Agreement as amended hereby shall continue to remain in full force and effect and that the Purchase Agreement and this Agreement shall be read and construed as one agreement and be operative and binding on the Parties. For avoidance of doubt, the Purchase Agreement shall, where the context so requires, be read and construed throughout so as to incorporate the amendments hereinbefore made.

8.	This Agreement shall be effective upon execution by each of the Parties hereto.

9.	This Agreement shall be governed by and construed exclusively in accordance with the laws of the Hong Kong without regard to principles of conflicts of law thereunder.

10.

The Parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of all Parties within thirty (30) days, such dispute shall be referred to and finally settled by arbitration at the Hong Kong International Arbitration Centre (the “HKIAC”) for arbitration in Hong Kong. The arbitration shall be conducted in accordance with the HKIAC Administered Arbitration Rules in force at the time of the initiation of the arbitration.

11.	This Agreement may be executed (including electronic signature) in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE COMPANY:

Genetron Holdings Limited (泛生子基因（控股） 有限公司)

By:	/s/ Wang Sizhen
Name: Wang Sizhen
Title: Director

THE BVI COMPANY:

FHP Holdings Limited

By:	/s/ Wang Sizhen
Name: Wang Sizhen
Title: Director

THE HK CO.:

Genetron Health (Hong Kong) Company Limited (泛生子基因(香港)有限公司)

By:	/s/ Wang Sizhen
Name: Wang Sizhen
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE WFOE:

Genetron (Tianjin) Co., Ltd. (天津泛生子有限公司)(Seal)

By:	/s/ Wang Sizhen
Name: Wang Sizhen
Title: Legal Representative

THE PRC AFFILIATE:

Genetron Health (Beijing) Co., Ltd. (北京泛生子基因科技有限公司) (Seal)

By:	/s/ Wang Sizhen
Name: Wang Sizhen
Title: Legal Representative

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE FOUNDERS:

/s/ Wang Sizhen
Name: Wang Sizhen

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE FOUNDERS:

/s/ Yan Hai
Name: Yan Hai

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE FOUNDERS:

/s/ He Weiwu
Name: He Weiwu

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

THE INVESTOR:

VIVO CAPITAL FUND IX, L.P.
By: Vivo Capital IX, LLC

By:	/s/ Frank Kung
Name: Frank Kung
Title: Managing Member